                                                                   Exhibit 10.1

              TENTH AMENDMENT AND MODIFICATION TO CREDIT AGREEMENT

         THIS TENTH AMENDMENT AND MODIFICATION TO CREDIT AGREEMENT (the "Amendment") is made as of the 30th day of May 2002, by and among SYSTEMS & COMPUTER TECHNOLOGY CORPORATION ("Company"), SCT SOFTWARE & RESOURCE MANAGEMENT CORPORATION ("Borrowing Subsidiary") (collectively, "Borrowers" and individually a "Borrower") and CITIZENS BANK OF PENNSYLVANIA, successor to Mellon Bank, N.A. ("Bank").

                                   BACKGROUND

         A. By a Credit Agreement dated June 20, 1994 by and among Bank and Borrowers, as amended by Amendment and Modification to Credit Agreement dated April 8, 1997, Second Amendment and Modification to Credit Agreement dated April 8, 1997, Third Amendment and Modification to Credit Agreement dated June 4, 1997, Fourth Amendment and Modification to Credit Agreement dated May 6, 1998, Fifth Amendment and Modification to Credit Agreement dated October 9, 1998, Sixth Amendment and Modification to Credit Agreement dated July 7, 2000, Seventh Amendment and Modification to Credit Agreement dated September 7, 2000, Eighth Amendment and Modification to Credit Agreement dated June 20, 2001 and Ninth Amendment and Modification to Credit Agreement dated February 19, 2002 (collectively, the "Credit Agreement"), Bank agreed, inter alia, to extend to Borrowers a revolving credit facility in the principal amount of up to Thirty Million Dollars ($30,000,000.00) (the "Revolving Credit"), as further evidenced by that certain Amended and Restated Promissory Note dated April 8, 1997 payable to Bank in the original principal amount of Thirty Million Dollars ($30,000,000.00) (the "A&R Note").

         B. Borrowers have requested that Bank (i) extend the maturity date of the Revolving Credit through June 20, 2004, (ii) consent to the sale of Borrower's subsidiary, SCT Manufacturing & Distribution Systems, Inc. ("SCT Manufacturing"), and (iii) release SCT Manufacturing from its guaranty and suretyship obligations to Bank with respect to the obligations of Borrowers; both of which Bank is willing to do on the terms set forth herein.

         C. Bank shall establish and maintain at all times a reserve against the sums otherwise available under the Revolving Credit in connection with the comfort letter issued by the Company to the Royal Bank of Scotland on April 9, 2002 ("Comfort Letter").

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

         1. EXTENSION. The "Maturity Date," as defined in Section 1.01 of the Credit Agreement, is hereby amended to be "June 20, 2004."

         2. CAPITALIZED TERMS. Capitalized terms not otherwise defined herein will have the meanings set forth therefor in the Credit Agreement.

         3. CONSENT TO SALE AND RELEASE OF SCT MANUFACTURING. At Borrowers' request, Bank hereby: (i) consents to the sale by the Company of substantially all of the assets of SCT Manufacturing to Agilisys International Limited (formerly known as High Process Technology, Inc.) and its affiliated companies for consideration of $13,200,000.00, as adjusted in accordance with the terms and conditions of the Asset Purchase Agreement dated as of April 10, 2002 by and between the Company and High Process Technology, Inc., which sale is expected to be consummated on or before May 31, 2002 (the "Sale"), and (ii) releases SCT Manufacturing from all guaranty and suretyship obligations and liabilities to Bank based on or arising in connection with any credit facilities extended by Bank to Borrowers, including, without limitation, all obligations under that certain Subsidiary Guaranty Agreement dated June 20, 1994. The consent contained herein applies solely to the Sale as described herein and does not constitute the consent or approval by Bank of any other sale or similar transaction. Neither the consent or release contained herein constitutes a release or waiver of any obligations or covenants of Borrowers under the terms of the Loan Agreement or of any Guarantors other than SCT Manufacturing.

         4. RESERVE. Bank shall establish and maintain at all times a reserve of Five Hundred Thousand Dollars ($500,000.00) against the sums otherwise available under the Revolving Credit in connection with the Comfort Letter.

         5. FURTHER ASSURANCES. Each Borrower covenants and agrees to execute and deliver to Bank or to cause to be executed and delivered at the sole cost and expense of Borrowers, from time to time, any and all other documents, agreements, statements, certificates and information as Bank shall reasonably request to evidence or effect the terms hereof, the Credit Agreement, as amended, or any of the other Loan Documents.

         6. FURTHER AGREEMENTS AND REPRESENTATIONS. Each Borrower does hereby:

            (a) ratify, confirm and acknowledge that the Credit Agreement, as amended, and the other Loan Documents continue to be and are valid, binding and in full force and effect;

            (b) acknowledge and agree that as of the date hereof, such Borrower has no defense, set-off, counterclaim or challenge against the payment of any sums owing under Loan Documents, the enforcement of any of the terms of the Credit Agreement, as amended, or the other Loan Documents;

            (c) represent and warrant that no Event of Default or Potential Event of Default currently exists; and

            (d) acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof is intended to constitute a novation of the Credit Agreement or any of the other Loan Documents, and does not constitute a release, termination or waiver of any of the guarantees, rights or remedies granted to the Bank therein, which guarantees, rights and remedies are hereby ratified, confirmed, extended and continued as security for the obligations of Borrowers to Bank under the Credit Agreement and the other Loan Documents, including, without limitation, this Amendment.

         7. COSTS AND EXPENSES. Borrowers shall pay to Bank all reasonable costs and expenses incurred by Bank in connection with the review, preparation and negotiation of this Amendment and all documents in connection therewith, including, without limitation, Bank's reasonable attorneys' fees and costs.

         8. INCONSISTENCIES. To the extent of any inconsistency between the terms, conditions and provisions of this Amendment and the terms, conditions and provisions of the Credit Agreement or the other Loan Documents, the terms, conditions and provisions of this Amendment shall prevail. All terms, conditions and provisions of the Credit Agreement and the other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrowers.

         9. CONSTRUCTION. All references to the Credit Agreement therein or in any other Loan Documents shall be deemed to be a reference to the Credit Agreement as amended hereby.

         10. NO WAIVER. Nothing contained herein and no actions taken pursuant to the terms hereof are intended to nor shall they constitute a waiver by the Bank of any rights or remedies available to Bank at law or in equity or as provided in the Credit Agreement or the other Loan Documents. Nothing contained herein constitutes an agreement or obligation by Bank to grant any further amendments or consents.

         11. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         12. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         13. HEADINGS. The headings of the sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                   SYSTEMS & COMPUTER TECHNOLOGY
                                   CORPORATION

[CORPORATE SEAL]
                                   By:  /s/ Eric Haskell
                                        -----------------------------------
                                        Eric Haskell, Senior Vice President

                                   SCT SOFTWARE & RESOURCE MANAGEMENT
                                   CORPORATION

[CORPORATE SEAL]

                                   By:  /s/ Eric Haskell
                                        -----------------------------------
                                        Eric Haskell, Senior Vice President

                                   CITIZENS BANK OF PENNSYLVANIA


                                   By:  /s/ Frank P. Mohapp
                                        -------------------------------------
                                        Frank P. Mohapp, Senior Vice President

                           ACKNOWLEDGMENT AND CONSENT

         The undersigned Guarantors hereby acknowledge and consent to the foregoing Amendment and agree that the foregoing Amendment shall not constitute a release or waiver of any of the obligations of the undersigned to the Bank under the terms of their respective Subsidiary Guaranty Agreements dated June 20, 1994 or July 7, 2000, respectively, all of which are hereby ratified and confirmed.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have executed this Acknowledgment and Consent, effective as of the date of the foregoing Agreement.

                                SCT UTILITY SYSTEMS, INC.

                                By:      /s/ Eric Haskell
                                --------------------------------------------
                                Name/Title: Eric Haskell, Sr. Vice President



                                SCT FINANCIAL CORPORATION

                                By:      /s/ Eric Haskell
                                --------------------------------------------
                                Name/Title: Eric Haskell, Sr. Vice President




                                SCT INTERNATIONAL LIMITED

                                By:      /s/ Eric Haskell
                                --------------------------------------------
                                Name/Title: Eric Haskell, Sr. Vice President




                                SCT PROPERTY, INC.

                                By:      /s/ Eric Haskell
                                --------------------------------------------
                                Name/Title: Eric Haskell, Sr. Vice President